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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 15, 2008

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HSBC USA INC.

(Exact name of registrant as specified in its charter)

Commission File Number 1-7436

Maryland	13-2764867
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)
452 Fifth Avenue New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code                    (716) 841-2424

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 15, 2008 HSBC USA Inc. issued $700,000,000 of Floating Rate Notes (the “Notes”). The Notes were issued pursuant to the Second Supplemental Indenture to the Indenture, dated as of August 15, 2008 (attached hereto as Exhibit 4.17), among HSBC USA Inc., Deutsche Bank Trust Company Americas, as Trustee, and Wells Fargo Bank, National Association, as Series Trustee.

The offering of the Notes is registered as part of a Registration Statement on Form S-3 (No. 333-133007), which was filed on April 5, 2006. The document filed with this Current Report on Form 8-K under Item 9.01 is being filed as an exhibit to that registration statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
4.17

Second Supplemental Indenture to the Indenture, dated as of

August 15, 2008, among HSBC USA Inc., Deutsche Bank

Trust Company Americas, as Trustee, and Wells Fargo

Bank, National Association, as Series Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC USA INC.
By:	/s/ Mick Forde Mick Forde Senior Vice President, Deputy General Counsel - Corporate and Assistant Secretary

Dated: August 15, 2008

Exhibit Index

Exhibit No.	Description
4.17

Second Supplemental Indenture to the Indenture, dated as of

August 15, 2008, among HSBC USA Inc., Deutsche Bank

Trust Company Americas, as Trustee, and Wells Fargo

Bank, National Association, as Series Trustee.

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